Goodwill and intangible assets	12 Months Ended
Dec. 31, 2019
Intangible Assets And Goodwill [Abstract]
Goodwill and intangible assets
14.	Goodwill and intangible assets

	Internal development costs and patents	Acquired intangible assets	Total	Goodwill	Total
	(in € millions)
Cost
At January 1, 2018	18	17	35	135	170
Additions	8	—	8	—	8
Acquisition, business combination (Note 5)	—	3	3	8	11
Exchange differences	—	1	1	3	4
At December 31, 2018	26	21	47	146	193
Additions	19	—	19	—	19
Acquisition, business combination	—	27	27	328	355
Exchange differences	—	(1)	(1)	4	3
At December 31, 2019	45	47	92	478	570
Accumulated amortization
At January 1, 2018	(6)	(2)	(8)	—	(8)
Amortization charge	(6)	(5)	(11)	—	(11)
At December 31, 2018	(12)	(7)	(19)	—	(19)
Amortization charge	(7)	(9)	(16)	—	(16)
Exchange differences	—	1	1	—	1
At December 31, 2019	(19)	(15)	(34)	—	(34)
Cost, net accumulated amortization
At December 31, 2018	14	14	28	146	174
At December 31, 2019	26	32	58	478	536

Amortization of €14 million, €11 million and €8 million in 2019, 2018, and 2017, respectively, is included in research and development in the consolidated statement of operations. Research and development costs that are not eligible for capitalization have been expensed in the period incurred.

Goodwill is tested for impairment on an annual basis or when there are indications the carrying amount may be impaired. Goodwill is allocated to the Group’s two operating segments, Premium and Ad-Supported, based on the segment that is expected to benefit from the business combination. The Group monitors goodwill at the operating segment level for internal purposes, consistent with the way it assesses performance and allocates resources. The carrying amount of goodwill allocated to each of the operating segments is as follows:

	Premium	Ad-Supported	Premium	Ad-Supported
	2019	2019	2018	2018
	(in € millions)
Goodwill	130	348	128	18

Valuation methodology

The Group performed its annual impairment test in the fourth quarter of 2019. The recoverable amount of the Premium and Ad-Supported operating segments represents fair value less costs of disposal (“FVLCD”). The FVLCD is considered a level 3 fair value based on certain unobservable inputs. FVLCD is calculated using both the income and market approaches. The income approach is calculated by discounting the projected cash flows of each of the operating segments. The market valuation is calculated by applying a median multiple from comparable publicly traded companies to the average revenue of the preceding and forecast twelve months, before and after the date of the impairment test. As a result of the analysis, the FVLCD for the Premium and Ad-Supported operating segments was determined to be in excess of their carrying amounts.

Key assumptions used in the FVLCD calculations at the impairment testing date

In 2019, the Group weighted the income and market approaches 50% and 50%, respectively, for each of its operating segments. The key assumptions used in the income approach was the discount rate based on the weighted-average cost of capital. The discount rate was 7.5% and 9% for the Group’s premium and ad-supported segments, respectively. The key assumptions used in the market approach were the revenue multiples for comparable companies, which were selected, based on industry similarity, financial risk, and size of each of the Group’s operating segments. Revenue multiples used in the market approach ranged from 2.5 to 3.5.

There are no reasonably possible changes in the key assumptions that would result in the operating segments’ carrying amounts exceeding their recoverable amounts.